THE PRUDENTIAL SERIES FUND

Gateway Center Three, 4th floor

100 Mulberry Street

Newark, New Jersey 07102-4077

May 19, 2011

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	485(b) Filing for The Prudential Series Fund

Registration Nos. 0002-80896 and 811-03623

Dear Sir or Madam:

The purpose of this filing is to submit an exhibit in XBRL containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement filed via EDGAR under Rule 497(e), dated May 2, 2011 (SEC accession number 0000067590-11-000366), to the Prospectus, dated May 1, 2011, for the above -referenced Registrant.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at
(973) 802-5032.

Sincerely,

/s/ Claudia DiGiacomo
Claudia DiGiacomo
Assistant Secretary